Execution Version

FIRST AMENDMENT TO

EIGHTH AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT

OF KARMAN TOPCO L.P.

This First Amendment to the Eighth Amended and Restated Limited Partnership Agreement of Karman Topco L.P. (this “Amendment”) is made as of October 27, 2022 by Karman GP LLC, a Delaware limited liability company (the “General Partner”). The defined terms used herein shall have the same meaning as defined in the LP Agreement (as defined below) unless otherwise stated herein.

WITNESSETH:

WHEREAS, the General Partner and the Limited Partners entered into that certain Eighth Amended and Restated Limited Partnership Agreement of Karman Topco L.P., a Delaware limited partnership (the “Partnership”), dated as of September 7, 2020, as amended (the “LP Agreement”); and

WHEREAS, the General Partner desires to amend the terms of the LP Agreement as provided below.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Amendment, in consideration of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereby covenant and agree as follows:

1.
A new Section 3.1(e)(iv) is hereby added to the LPA as follows:

“(e) Common Series C-2 Unit Award Documentation. Notwithstanding anything else in this Agreement to the contrary, the terms of this Section 3.1(e) (including any definition or other provision of this Agreement that is referenced in this Section 3.1(e) or which otherwise gives effect to the provisions of this Section 3.1(e)) in respect of any Common Series C-2 Limited Partner will be subject to the provisions of any Restricted Unit Agreement or other agreement between the Partnership and such Common Series C-2 Limited Partner with respect to the Common Series C-2 Units held by such Common Series C-2 Limited Partner.”

2.
Section 11.1(b) of the LPA is hereby amended by deleting each of the references to “Common Series C-2 Units”, “Common Series C-2 Limited Partner” and “Common Series C-2 Limited Partners” set forth therein.
3.
Except insofar as reference to the contrary is made in any such instrument, all references to the LP Agreement in any future correspondence or notice shall be deemed to refer to the LP Agreement as modified by this Amendment.
4.
Except as expressly modified or amended by this Amendment, all of the terms, covenants and conditions of the LP Agreement are hereby ratified and confirmed.

5.
This Amendment may be signed in any number of counterparts, each of which shall be deemed to be an original, with the same effect as if the signatures thereto and hereto were on the same instrument.
6.
This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to principles of conflicts of laws.
7.
This Amendment may be executed in multiple counterparts, any one of which need not contain the signature of more than one party, but all such counterparts taken together shall constitute one and the same instrument. All counterparts shall be construed together and shall constitute one and the same instrument. A signature delivered by facsimile transmission or telecopy, by electronic mail in portable document format (.pdf) or any electronic signature complying with the U.S. federal ESIGN Act of 2000 (e.g., www.docusign.com) shall be deemed to be an original signature for all purposes under this Amendment. The parties irrevocably and unreservedly agree that this Amendment may be executed by way of electronic signatures and the parties agree that this Amendment, or any part thereof, shall not be challenged or denied any legal effect, validity and/or enforceability solely on the ground that it is in the form of an electronic record.

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IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first above written.

GENERAL PARTNER:

KARMAN GP LLC

By:	/s/ Cameron E.H. Breitner
Name: Cameron E.H. Breitner Title: Co-President
By:	/s/ Timothy J. Flynn
Name: Timothy J. Flynn Title: Co-President